UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2021 (February 3, 2021)

_______________________________________________________
ARCONIC CORPORATION
(Exact name of registrant as specified in its charter)
_______________________________________________________

Delaware	001-39162	84-2745636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 400
Pittsburgh, Pennsylvania	15212-5872
(Address of principal executive offices)	(Zip Code)

(412) 992-2500
(Registrant’s telephone number, including area code)
________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ARNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.
On February 3, 2021, the Compensation and Benefits Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Arconic Corporation (the “Company”) approved and made determinations with respect to several matters related to the compensation arrangements for the Company’s principal executive officer, principal financial officer and other executive officers, who, while not previously identified as named executive officers, will be the Company’s named executive officers (“NEOs”) for purposes of the Company’s disclosure in the proxy statement for its 2021 Annual Meeting of Stockholders:
•Timothy D. Myers, Chief Executive Officer;
•Erick R. Asmussen, Executive Vice President and Chief Financial Officer;
•Melissa M. Miller, Executive Vice President and Chief Human Resources Officer;
•Diana C. Toman, Executive Vice President, Chief Legal Officer and Secretary; and
•Mark J. Vrablec, Executive Vice President and Chief Commercial Officer.

In the case of Mr. Myers, consistent with its charter, the Compensation Committee recommended its determinations to the independent members of the Board, who approved such determinations on February 4, 2021.
The 2021 compensation arrangements approved by the Compensation Committee (and, in the case of Mr. Myers, recommended by the Compensation Committee and approved by the independent members of the Board) are as follows:

Name	2021 Annual Base Salary(1)	2021 Target Cash Incentive Opportunity		2021 Long-Term Incentive Target Opportunity(2)
		% of Salary	$ Value
Timothy D. Myers	$1,000,000	125%	$1,250,000	$5,250,000
Erick R. Asmussen	$581,000	90%	$522,900	$1,200,000
Melissa M. Miller	$425,000	65%	$276,250	$650,000
Diana C. Toman	$506,000	75%	$379,500	$875,000
Mark J. Vrablec	$500,000	70%	$350,000	$600,000
1. 2021 annual base salaries will be effective March 1, 2021.
2. 2021 long-term incentives will be granted at a future date to be approved by the Compensation Committee.

In addition, on February 3, 2021, the Compensation Committee approved technical amendments to the previously filed forms of award agreements to be used for restricted stock units (both time-based and performance-based) and special retention awards to employees and officers under the Arconic Corporation 2020 Stock Incentive Plan. The forms of the award agreements are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit
10.1	Form of Restricted Share Unit Award Agreement pursuant to the Arconic Corporation 2020 Stock Incentive Plan, effective February 3, 2021
10.2	Form of Special Retention Award Agreement Pursuant to the Arconic Corporation 2020 Stock Incentive Plan effective February 3, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC CORPORATION

Date: February 8, 2021	By:	/s/ Diana C. Toman
	Name:	Diana C. Toman
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary